SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)


Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the  appropriate  box:
|X| Preliminary  proxy  statement
|_| Definitive  proxy statement
|_| Definitive  additional materials
|_| Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12


                         H.E.R.C. Products Incorporated
                (Name of Registrant as Specified in its Charter)

                                 S. Steven Carl
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|X|   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
(4)   Proposed maximum aggregate value of transaction:

(5)   Total Fee Paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing party:

(4)   Date filed:

- --------
      1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                           Preliminary Proxy Material
  Confidential: For Information of the Securities and Exchange Commission Only

                         H.E.R.C. PRODUCTS INCORPORATED
                             3622 North 34th Avenue
                             Phoenix, Arizona 85017
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held July 11, 1996
                              --------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of H.E.R.C. PRODUCTS INCORPORATED ("Company") will be held at the executive offices of the Company, 3622 North 34th Avenue, Phoenix, Arizona, on Thursday, July 11, 1996, at 10:00 a.m. local time, for the following purposes:

     1. To elect four directors of the Company to hold office until the Annual Meeting of Stockholders in 1997 and until their respective successors have been duly elected and qualified;

     2. To consider and act upon a proposal to adopt the 1996 Performance Equity Plan;

     3. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock; and

     4. To transact such other business as may properly come before the meeting, or any or all adjournments thereof.

         Only stockholders of record at the close of business on June 3, 1996, will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                          By Order of the Board of Directors


                                          Dr. Jerome H. Ludwig
                                          Secretary


Phoenix, Arizona
June 4, 1996

                         H.E.R.C. PRODUCTS INCORPORATED


                                 PROXY STATEMENT



                               GENERAL INFORMATION


         This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors ("Board") of H.E.R.C. Products Incorporated. ("Company") to be used at the Annual Meeting of Stockholders of the Company to be held on July 11, 1996, and any adjournment or adjournments thereof ("Annual Meeting"). The matters to be considered at the Annual Meeting are set forth in the attached Notice of Meeting.

         The Company's executive officers are located at 3622 North 34th Avenue, Phoenix, Arizona 85017. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about June 4, 1996.

Record Date and Outstanding Shares

         The Board has fixed the close of business on June 3, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of June 3, 1996, the Company has issued and outstanding 6,253,277 shares of Common Stock, par value $.01 ("Common Stock") comprising all of the Company's issued and outstanding voting stock. Each stockholder of the Company will be entitled to one vote for each share of Common Stock.

Solicitation and Revocation

         Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under Proposal I, "FOR" the adoption of the 1996 Performance Equity Plan (1966 Equity Plan") as described below under Proposal II, "FOR the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock as described below under Proposal III and, in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

Quorum

         The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker non-vote) will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Annual Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

Voting

         Under Proposal 1, the persons nominated for election as directors will be elected by a plurality of the shares voted at the Annual Meeting. "Plurality" means that the nominees who receive the highest number of votes cast "FOR" will be elected as the directors of the Company for the ensuing year. Consequently, any shares not voted "FOR" a particular nominee (because of either stockholder withholding or broker non-vote) will not be counted in such nominee's favor.

         Under Proposal II, the approval of the 1996 Equity Plan must be approved by the affirmative vote of a majority of shares present at the Annual Meeting and entitled to vote. Abstentions from voting with respect to Proposal II are considered present and entitled to vote with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the Annual Meeting but not entitled to vote on Proposal II (because of either stockholder withholding or broker non-vote) will have no effect on such vote.

         Under Proposal III, the approval of the amendment to the Certificate of Incorporation must be approved by the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote. Abstentions from voting with respect to Proposal III are considered present and entitled to vote with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the Annual Meeting but not entitled to vote on Proposal III (because of either stockholder withholding or broker non-vote) will have the effect of a negative vote because this proposal requires the affirmative vote of a majority of the outstanding shares of the Company.

Security Ownership of Certain Beneficial Owners

         The table and accompanying footnotes on the following pages set forth certain information as of June 3, 1996 with respect to the stock ownership of
(i) those persons or group who beneficially own more than 5% of the Company's Common Stock, (ii) each director and director-nominee of the Company, (iii) the Company's Chief Executive Officer and each of the Company's next four most highly compensated executive officers whose individual compensation exceeded $100,000 in the year ended December 31, 1995, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Shares of Common Stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement have been included in the following table.


                                                         Amount and Nature of                  Percent of Class
Name of Beneficial Owner                                 Beneficial Ownership                of Voting Securities

S. Steven Carl(1)(2)                                                 869,851                             13.1%
Shelby A. Carl(1)(3)                                                 803,653                             12.4%
Gary S. Glatter(1)(4)                                                150,000                              2.3%
Jerome H. Ludwig(1)(5)                                                21,581                               *
David Thalheim(6)                                                    352,944                              5.5%
   6 Trusdale Drive
   Old Westbury, NY  11568
Woodland Partners(7)                                                 411,768                              6.4%
   68 Wheatley Road
   Brookville, NY  11545
All directors and executive                                        1,875,085                             26.7%
  officers as a group (5 persons)(8)

*        Less than 1%.

(1) The address for Messrs. S. Steven Carl, Shelby A. Carl, Glatter and Ludwig is c/o H.E.R.C. Products, Incorporated, 3622 N. 34th Avenue, Phoenix, Arizona.

(2) Includes (i) 365,442 shares issuable pursuant to immediately exercisable options and warrants and (ii) 36,124 shares held in escrow until May 31, 1996 for the benefit of Messrs. Ken Miles and Al Good, a portion of which shares may revert to Mr. S. Steven Carl. Excludes 37,500 shares issuable on options which become exercisable in the future. Does not include shares beneficially owned by Mr. Shelby A. Carl, Mr. S. Steven Carl's father.

(3) Includes (i) 176,771 shares issuable pursuant to immediately exercisable options and warrants, (ii) 294,348 shares owned of record by the Shelby A. Carl Trust, the trustee of which is Mr. Shelby A. Carl, for the benefit of his wife, Mrs. Margaret Carl, (iii) 5,623 shares owned of record by Shelby A. Carl IRA for the benefit of Mr. Shelby A. Carl, (iv) 29,412 shares owned of record and 29,412 shares issuable upon exercise of immediately exercisable warrants owned by Margaret Carl Sep IRA for the benefit of Margaret Carl, the wife of Mr. Shelby A. Carl, and (v) 54,185 shares held in escrow until May 31, 1996 for the benefit of Messrs. Ken Miles and Al Good, a portion of which shares may revert to Mr. Shelby A. Carl. Does not include shares beneficially owned by Mr. S. Steven Carl, Mr. Shelby A. Carl's son.

(4) Includes 150,000 shares issuable pursuant to immediately exercisable options and excludes 250,000 shares issuable on options which become exercisable in the future.

(5) Includes 20,083 shares issuable pursuant to immediately exercisable options and warrants and excludes 110,000 shares issuable on options which become exercisable in the future.

(6) Represents 58,824 shares and 58,824 shares issuable pursuant to immediately exercisable warrants owned by Mr. Thalheim and 117,648 shares and 117,648 shares issuable pursuant to immediately exercisable warrants owned by Dalewood Associates, L.P. Mr. Thalheim is an officer, director and 50% stockholder of the corporate general partner and a limited partner of Dalewood Associates, L.P. Mr. Thalheim disclaims beneficial ownership of 71,660 of the shares and of the warrants owned by Dalewood Associates, L.P.

(7)      Represents  88,236  shares  and  88,236  shares  issuable  pursuant  to immediately exercisable warrants owned by Woodland Partners a partnership 90% owned by Mr. Barry Rubenstein and 117,648 shares and 117,648 shares issuable pursuant to immediately exercisable warrants owned by Dalewood Associates L.P. Mr. Rubenstein is an officer, director and 50% stockholder of the corporate general partner and a limited partner of Dalewood Associates, L.P. Mr. Rubenstein disclaims beneficial ownership of 8,824 of the shares and of the warrants owned by Woodland Partners and 73,650 of the shares and of the warrants owned by Dalewood Associates, L.P.

(9) Includes shares referred to as being included in notes (3), (4), (5) and (6). Excludes shares referred to as being excluded in notes (3),
         (4), (5) and (6) and 30,000 shares issuable on options which become exercisable in the future held by an officer of CCT.

Private Placement

         On April 3, 1996, the Company consummated a private placement ("Private Placement") of 3,214,902 units ("Units") at a sale price of $.85 per Unit. Each Unit consisted of one share of Common Stock of the Company and one Common Stock Purchase Warrant ("Warrant"). Each Warrant entitles the holder thereof to purchase one share of Common Stock for $2.00 until April 3, 1999. The Company may call the Warrants for redemption at a price of $.01 per Warrant, on not less than 30 days prior written notice, if the last sales price of the Common Stock has been at least $5.00 per share on all 20 of the trading days ending on the third day prior to the date on which notice of redemption is given, if the Company has an effective registration statement under the Securities Act of 1933 covering the resale of the shares issuable upon exercise of the Warrants. GKN Securities Corp. ("GKN") acted as exclusive private placement agent for the Company in connection with the Private Placement. For its services, GKN was paid commissions and GKN and its designees were issued Unit Purchase Options ("Purchase Options") to acquire an aggregate of 321,490 Units. Each Purchase Option permits the holder to purchase one Unit at an exercise price of $.935, from April 3, 1997 until April 3, 2001. The Warrant included in the Purchase Option is identical to that sold by the Company in the Private Placement, except that it may not be called for redemption by the Company.


                        PROPOSAL I: ELECTION OF DIRECTORS

         The persons listed below have been designated by the Board as candidates for election as directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these candidates. In case any of these nominees becomes unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Name                                          Age              Position

S. Steven Carl                                38               Chairman of the Board, Chief Executive Officer and
                                                               Director of the Company
Shelby A. Carl                                68               Chairman Emeritus and Director of the Company
Gary S. Glatter                               43               President, Chief Operating Officer, Chief Financial
                                                               Officer, Treasurer and Director of the Company
Dr. Jerome H. Ludwig                          62               Executive Vice President, Secretary and Director of
                                                               the Company


         S. Steven Carl was the general manager of CCT Corporation ("CCT"), the wholly owned subsidiary of the Company since May 1995, from 1987 to May 1992, and President and Chief Executive Officer of CCT from May 1992 to August 1995. Mr. Carl has been the Chief Executive Officer and a Director of the Company since August 1995 and President of the Company from August 1995 to February 28, 1996. Effective February 28, 1996, Mr. Carl became Chairman of the Board and resigned as President of the Company.

         Shelby A. Carl was the Chief Executive Officer of the Company from February 1988 to August 1995 and has been Chairman Emeritus since August 1995 and a Director of the Company since February 1988. Prior to joining the Company, Mr. Carl spent over 30 years in agricultural chemical development and sales. Shelby A. Carl is S. Steven Carl's father.

         Gary S. Glatter has been Chief Operating Officer and a Director of the Company since January 1994 and Chief Financial Officer and Treasurer of the
Company since August 1995. Mr. Glatter was the President of the Company from January 1994 to August 1995 and was re-appointed President of the Company on February 28, 1996. From 1989 to December 1993, Mr. Glatter was President and Chief Executive Officer of Classic Properties, L.P., a New York based real estate management, sales, marketing and investment company. From 1985 to 1989, Mr. Glatter was senior vice president for development at M.J. Raynes Incorporated and prior to that he was in private law practice. Mr. Glatter is admitted to the Bar of the State of New York.

         Dr. Jerome H. Ludwig has been Executive Vice President, Secretary and a Director of the Company since June 1993. For more than five years prior thereto, he served as a scientific consultant to the Company and also was engaged as an independent business broker. Dr. Ludwig has spent over 40 years in marketing and product development in the chemical, plastics and pharmaceutical industries and holds 17 United States patents.

         Directors are elected to serve until the next annual meeting of stockholders of the Company or until their successors are elected and qualified. There are no audit or compensation committees of the Board. The Company has agreed with GKN that at such time as at least two members of the Board are "independent," the Board will establish a compensation committee of which the majority are the independent directors, which committee must approve all compensation and other employment arrangements of the officers and directors of the Company and CCT. Officers serve at the discretion of the Board subject to any contracts of employment.

         The Company is obligated through May 1999, if so requested by Whale Securities Co., L.P. ("Whale"), the underwriter of its initial public offering in May 1994, to nominate and use its best efforts to elect Whale's designee as a director of the Company or, at Whale's option, as a non-voting adviser to the Board. Whale has not exercised its right to designate such a person.

         The Company is obligated through April 2001, if so requested by GKN, the exclusive placement agent of its private placement consummated on April 3, 1996, to nominate and use its best efforts to elect GKN's designee as a director of the Company or, at GKN's option, as a non-voting adviser to the Board. GKN has not exercised its right to designate such a person.

         During 1995, the Board met 11 times. The Board does not have any committees.

Executive Compensation

         Set forth in the following table is information as to the compensation paid or accrued to each officer and director receiving compensation of at least $100,000 and the Chief Executive Officer, (collectively, the "Named Executive Officers") for the three years ended December 31, 1995.

- ----------------------------------------------------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
- ----------------------------------------------------------------------------------------------------------------------------

                                                                                    Annual                 Long-Term
Name and Principal Position                                      Year            Compensation            Compensation
                                                                          --------------------------------------------------
                                                                                                           Number of
                                                                                    Salary                  Options

- ----------------------------------------------------------------------------------------------------------------------------
S. Steven Carl                                                   1995                  $74,690                   50,000
  Chairman of the Board, Chief Executive Officer
  and Director(1)
- ----------------------------------------------------------------------------------------------------------------------------
Shelby A. Carl                                                   1995                  $80,000                  140,000
  Chairman Emeritus and Director(2)                              1994                  $70,000                       --
                                                                 1993                  $39,200                       --
- ----------------------------------------------------------------------------------------------------------------------------
Gary S. Glatter                                                  1995                 $143,000                       --
  Chief Operating Officer, Chief Financial Officer,              1994                 $125,000                  400,000
  Treasurer & Director (3)
- ----------------------------------------------------------------------------------------------------------------------------

(1)      Mr. S. Steven Carl has served as the Chief Executive Officer since August 1995.  Represents salary paid since May 1, 1995.

(2)      Mr. Shelby A. Carl served as the Chief Executive Officer until August 1995.

(3)      Mr. Gary S. Glatter commenced employment with the Company in January 1994.

         Other than the cash compensation set forth in the table, none of the Named Executive Officers received non-cash benefits having a value exceeding 10% of his cash compensation.

         Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for all reasonable costs incurred in attending meetings of the Board.

Employment Agreements

         The Company has an employment agreement with Mr. S. Steven Carl which expires May 1, 1999. The agreement provides for an annual base salary of $114,000 per year, which increases in stages to $135,000 per year during the final year and four months of the contract term. Mr. Carl is also currently entitled to an annual bonus equal to 1% of revenues from sales of CCT for the period January 1, 1996 to December 31, 1998 and 0.33% of revenues from sales of CCT from January 1, 1999 to April 30, 1999, provided CCT is profitable. The agreement also contains confidentiality and non-compete provisions.

         The Company has an employment agreement with Mr. Shelby Carl which expires May 10, 1997. The agreement provides for an annual base salary of $80,000 until May 10, 1996 and $95,000 from May 10, 1996 to May 10, 1997 with such increases and bonuses as the Board may determine from time to time. The agreement also contains confidentiality and non-compete provisions.

         The Company has an employment agreement with Mr. Glatter which expires December 31, 1998. The agreement provides for an annual base salary of $150,000 per year, which increases in stages to $200,000 per year during the final year of the contract term. Mr. Glatter is also entitled to annual bonuses equal to
 .2% of the gross revenues of HCPC and .8% of all of the Company's other gross revenues, provided the Company is profitable. The agreement also contains confidentiality and non-compete provisions. In September of 1994, the contract was amended to provide that Mr. Glatter may be terminated by the Company only for cause, thereby terminating the Company's right to terminate Mr. Glatter's employment without cause, or for failure to generate adequate revenues.

         The Company has an employment agreement with Dr. Ludwig which expires May 10, 1998. The agreement provides for an annual base salary of $90,000 per year, with such increases and bonuses as the Board may determine from time to time. The agreement also contains confidentiality and non-compete provisions.

Stock Options

         In 1993, the Board of the Company adopted the 1993 Plan pursuant to which 350,000 shares of Common Stock were reserved for issuance to key employees, including officers as incentive options. Key employees are persons in those positions within the Company whose efforts, knowledge and expertise are integral to the operations and success of the Company. The 1993 Plan is administered by the Board, who may appoint a committee to act on its behalf. To date, the Board has not appointed a committee. The Board may determine that it is advisable to grant options to purchase shares of Common Stock to those persons whose efforts have been or will be key to the success of the Company in order to retain such persons or attract such persons to the employ of the Company. Such options can be incentive stock options ("ISOs") within the meaning of the Internal Revenue Code of 1986, as amended. The exercise price of any ISO cannot be less than 100% of the fair market value per share of Common Stock on the date of grant (110% of such fair market value if the grantee owns stock possessing more than 10% of the combined voting power of all classes of the Company's stock). No options may be granted after the year 2003.

         The 1993 Plan may be amended from time to time by the Board. However, the Board may not, without stockholder approval, amend the 1993 Plan to increase the number of shares of Common Stock which may be issued under the 1993 Plan (except upon changes in capitalization as specified in the 1993 Plan), decrease the minimum exercise price provided in the plan or change the class of persons eligible to participate in the plan.

         As of June 3, 1996, the Company had granted options under the 1993 Plan to purchase an aggregate of 337,000 shares to nine employees, including options to purchase 250,000 shares granted to current executive officers. Options to purchase 140,000 shares of Common Stock have been issued to Mr. Shelby A. Carl, all of which are currently exercisable at $2.50 per share until December 31, 1999. Options to purchase 50,000 shares of Common Stock have been issued to Mr.
S. Steven Carl which vest at the rate of 25% per year from May 1, 1996 to May 1, 1999 and are exercisable for five years after vesting at the price of $3.6875 per share. Options to purchase 30,000 shares of Common Stock have been issued to Dr. Ludwig of which 10,000 are vested and 10,000 vest on each of May 17, 1996 and 1997 and are exercisable until December 31, 1999 at a price of $2.50 per share. Options to purchase 30,000 shares of Common Stock have been issued to Mr. Gilbert C. Crowell, President and Chief Operating Officer of CCT, which vest at the rate of 33% per year from May 1, 1997 to May 1, 1999 and are exercisable for five years after vesting at the price of $3.6875 per share. Options for the remaining 37,000 shares are subject to vesting over time until December 1999 and are exercisable at prices ranging from $2.50 to $5.00. No options to acquire shares of Common Stock under the 1993 Plan have been exercised to date.

         In January 1994, the Company granted non-plan options to Mr. Gary S. Glatter, President and Chief Operating Officer of the Company, to purchase up to 400,000 shares of the Common Stock at exercise prices now ranging from $2.50 to $3.75 per share. 150,000 options vest June 1, 1996 and are exercisable through May 31, 2003; 250,000 options vest December 1, 1998 (or sooner, depending on the Company's level of sales) and are exercisable through December 1, 2005. All of these options are exercisable only if Mr. Glatter continues to be employed by the Company. The Company has agreed to register the shares of Common Stock issuable upon exercise of the options one time on demand and has also granted piggyback registration rights with respect to such shares. The Company has also agreed to make a loan to Mr. Glatter to pay any income taxes incurred by Mr. Glatter upon exercise of his options. Such loan will be secured by the shares so purchased, but will otherwise be nonrecourse to Mr. Glatter.

         On August 18, 1995, the Company granted  non-plan options to Dr. Jerome
H. Ludwig, Executive Vice President and Secretary of the Company, to purchase up to 100,000 shares of the Common Stock of the Company at $3.625 per share. This option vests on August 19, 1996 and is exercisable until August 18, 1999.

         Mr. Jules Firetag served as a director of the Company from December 1, 1994 to January 24, 1996 and Mr. Robert Hoag served as Chairman of the Board and a director of the Company from August 10, 1995 to January 20, 1996. In 1994, the Company granted non-plan options to Mr. Firetag to purchase a total of 100,000 shares of the Common Stock of the Company at current exercise prices of $2.50 (for 50,000 shares) and $4.00 (for 50,000 shares) per share. In 1995, the Company granted non-plan options to Mr. Hoag to purchase a total of 100,000 shares of the Common Stock at exercise prices of $4.00 (for 50,000 shares) and $8.00 (for 50,000 shares). The options issued to Mr. Hoag were terminated on January 20, 1996 for no consideration upon mutual agreement.

         In 1994, the Company granted non-plan options to consultants to purchase a total of 100,000 shares of the Common Stock of the Company at exercise prices ranging from $5.00 to $10.00 per share, in recognition of their consulting services. In 1995, 50,000 of the options were cancelled. The remaining 50,000 options are exercisable at $5.00 per share and expire in 1999.

         As of June 3, 1996, the Company has granted to various key employees non-plan options to purchase a total of 220,000 shares of the Company's common stock at exercise prices ranging from $1.94 to $2.07 per share. The options are exercisable from 1996 to 2000. The options expire in various years through 2001.

         On March 23, 1995 the Board reviewed the exercise prices of the options previously granted to the executive officers and directors of the Company and decided to reprice them in light of the market price of the Common Stock which had been substantially less than the exercise price of the options for a considerable part of 1994 and all of 1995. All of the options repriced by the Board represented incentive compensation for services of such persons, and the Board believed that it was necessary to relate the exercise price of such options more directly to the current market price of the Common Stock to provide the necessary incentive component. The Board repriced Mr. Glatter's option to purchase 400,000 shares of Common Stock and regranted Mr. Shelby Carl's options to purchase 140,000 shares of Common Stock on the same terms as originally granted with the exceptions that the exercise prices of all such options were reduced to prices ranging from $2.50 to $3.75 per share. The last sales price of the Common Stock on March 23, 1995 was $2.25.

         The following tables set forth certain information with respect to options granted to the Named Executive Officers:

===================================================================================================================================
                   OPTIONS/SHARES GRANTED IN LAST FISCAL YEAR
- -----------------------------------------------------------------------------------------------------------------------------------

                               % of Total Options
                                         Options       Granted to Employees         Exercise          Date          Expiration
Name of Executive                        Granted          in Fiscal Year            Price(1)         Vested            Date
- -----------------------------------------------------------------------------------------------------------------------------------

Shelby A. Carl                             140,000              23%                      $2.50        1995             1999
  Chairman Emeritus and Director
- -----------------------------------------------------------------------------------------------------------------------------------
S. Steven Carl                              12,500              2%                       $3.6878      1996             2001
  Chairman of the Board                     12,500              2%                       $3.6878      1997             2002
  and Chief Executive Officer               12,500              2%                       $3.6878      1998             2003
                                            12,500              2%                       $3.6878      1999             2004
=================================================================================================================================

================================================================================================================================
                        AGGREGATE YEAR END OPTION VALUES
- --------------------------------------------------------------------------------------------------------------------------------

                                                    # of Unexercised Options             Value of Unexercised In-the-Money
Name of Executive                                      at Fiscal Year End                   Options at Fiscal Year End
                                            ------------------------------------------------------------------------------------
                                                 Exercisable       Unexercisable         Exercisable          Unexercisable
- --------------------------------------------------------------------------------------------------------------------------------

Shelby A. Carl                                       140,000                   0              0                    0(1)
  Chairman Emeritus and Director
- --------------------------------------------------------------------------------------------------------------------------------
Gary S. Glatter                                            0             400,000              0                    0(1)
  President and Chief Operating Officer
- --------------------------------------------------------------------------------------------------------------------------------
S. Steven Carl                                             0              50,000              0                    0(1)
  Chairman of the Board and
  Chief Executive Officer
================================================================================================================================

(1)      The market value at April 5, 1996 of the Common Stock underlying the options was $1.16 per share.  The options are exercisable at prices of $2.50 or more.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten-percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and the Boston Stock Exchange. Officers, directors and ten-percent stockholders also are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, the Company believes that during the Company's fiscal year ended December 31, 1995, all its officers directors and ten-percent stockholders complied with the Section 16(a) reporting requirements.

Certain Relationships and Related Transactions

     Messrs. S. Steven Carl and Shelby A. Carl purchased an aggregate of 382,353 Units for an aggregate purchase price of $325,000 in the Private Placement consummated on April 3, 1996. These individuals paid for the Units by converting indebtedness for borrowed funds owed by the Company to them in the amounts of $300,000 and $25,000, respectively.

                                   PROPOSAL 2:
                    APPROVAL OF 1996 PERFORMANCE EQUITY PLAN

         On May 17, 1996, the Board adopted the 1996 Performance Equity Plan ("1996 Equity Plan"), subject to stockholder approval. The 1996 Equity Plan provides for the grant of options to employees, officers, directors and consultants of the Company and its subsidiaries to purchase up to 1,000,000 shares of Common Stock. The 1996 Equity Plan is intended to assist the Company and its subsidiaries in attracting, retaining and motivating employees, officers, directors and consultants of particular merit.

         Although the Company believes that all material provisions of the 1996 Equity Plan have been set forth in this Proxy Statement, this summary does not discuss all the elements of the 1996 Equity Plan and is qualified in its entirety by reference to the text of the 1996 Equity Plan, a copy of which is attached to this Proxy Statement as Annex A and is incorporated herein by reference.


                       THE BOARD UNANIMOUSLY RECOMMENDS A
                VOTE "FOR" THE APPROVAL OF THE 1996 EQUITY PLAN.

Summary of the 1996 Equity Plan

Administration

         The 1996 Equity Plan will be administered by the Board or by a committee ("Committee") appointed by the Board, whose members will serve at the pleasure of the Board. If appointed, the Committee will have two or more members, each of whom will be a "disinterested person" (i.e., a director who has not during the one year prior to service as an administrator of the 1996 Equity Plan, or during such service, received a grant or award of equity securities of the Company pursuant to the 1996 Equity Plan or any other plan of the Company or any of its affiliates). If no Committee is so designated, then the 1996 Equity Plan will be administered by the Board. The Board or, if appointed, Committee, has full authority, subject to the provisions of the 1996 Equity Plan, to award
(i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) other stock-based awards (collectively, "Awards").

         Subject to the provisions of the 1996 Equity Plan, the Board or the Committee determines, among other things, the persons to whom from time to time Awards may be granted ("Holders"), the specific type of Awards to be granted
(e.g., Stock Option, Restricted Stock, etc.), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Board or the Committee of any provisions of, and the determination of any questions arising under, the 1996 Equity Plan or any rule or regulation established by the Board or the Committee pursuant to the 1996 Equity Plan will be final, conclusive and binding on all persons interested in the 1996 Equity Plan.

Shares Subject to the Plan; General Terms

         The 1996 Equity Plan authorizes the granting of Awards the exercise of which would allow up to an aggregate of 1,000,000 of the Company's Common Stock to be acquired by the Holders of said Awards. In order to prevent the dilution or enlargement of the rights of Holders under the 1996 Equity Plan, the number of the Company's Common Stock authorized by the 1996 Equity Plan is subject to adjustment by the Board in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, reverse stock split, merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Company's Common Stock. If any Award granted under the 1996 Equity Plan is forfeited or terminated, the Company's Common Stock that was available pursuant to such Award will again be available for distribution in connection with Awards subsequently granted under the 1996 Equity Plan.

         Any equity security granted pursuant to the 1996 Equity Plan must be held for six months from the date of grant or in the case of an option, at least six months must elapse from the date of acquisition of the option to the date of disposition of the option (other than upon exercise or conversion) or its underlying equity security.

Eligibility

         Subject to the provisions of the 1996 Equity Plan, Awards may be granted to key employees, officers, directors, consultants and other persons who are deemed to have rendered or to be able to render significant services to the Company or its subsidiaries and are deemed to have contributed or to have the potential to contribute to the success of the Company. Incentive Options (as hereinafter defined) may be awarded only to persons who, at the time of such awards, are employees of the Company or its subsidiaries.

         The only Awards that may be granted to a director of the Company under the 1996 Equity Plan (even if such person also acts in other capacities for the Company in addition to being a director) shall be Stock Options. On March 31 of each year (or the next business day thereafter if March 31 is a Saturday, Sunday or legal holiday) during the term of the 1996 Equity Plan, assuming there are enough shares then available for grant hereunder, each person who is then a director of the Company shall be awarded a Stock Option to purchase 10,000 shares of the Company's Common Stock (to be adjusted in accordance with the 1996 Equity Plan) at the fair market value thereof, all of which options will immediately be exercisable as of the date of grant and have a term of ten years. In addition, any person who becomes a director of the Company within the six month period following any March 31 will be awarded, on the date he becomes a director, a stock option to purchase 10,000 shares of Common Stock at the fair market value thereof on the date of grant, which option shall be immediately exercisable as of the date of the award and have a term of ten years.

Types of Awards

         Options

         The 1996 Equity Plan provides both for "incentive stock options" ("Incentive Options") as defined in Section 422 of the Code, and for options not qualifying as Incentive Options ("Non-qualified Options"), both of which may be granted with any other stock-based award under the 1996 Equity Plan. The Board or the Committee will determine the exercise price per share of Common Stock purchasable under an Incentive or Non-qualified Option (collectively, "Options"). The exercise price of a Non-qualified Option may be less than 100% of the fair market value on the last trading day before the date of the grant. The exercise price of an Incentive Option may not be less than 100% of the fair market value on the last trading day before the date of grant (or in the case of an Incentive Option granted to a person possessing at the time of grant more than 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of such fair market value).

         The Board or the Committee determines when Options are to be granted and when they may be exercised. However, an Incentive Option may only be granted within a ten-year period commencing on March 18, 1996 and may only be exercised within ten years of the date of the grant (or within five years in the case of an Incentive Option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary). Subject to any limitations or conditions of the 1996 Equity Plan and any the Board or the Committee may impose, Options may be exercised, in whole or in part, during the term of the Option by giving written notice of exercise to the Company specifying the number of the Company's Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price, either in cash or in securities of the Company, or in combination thereof. Options granted under the 1996 Equity Plan are exercisable only by the Holder during his or her lifetime. The Options granted under the 1996 Equity Plan may not be transferred other than by will or by the laws of descent and distribution.

         Generally, if the Holder received an option as an employee of the Company or a subsidiary, no Option, or any portion thereof, granted under the 1996 Equity Plan may be exercised by the Holder unless he or she is employed by the Company or a subsidiary of the Company at the time of the exercise and has been so employed continuously from the time the Option was granted. However, in the event the Holder's employment with the Company is terminated due to disability, the Option will be fully vested and the Holder may still exercise his or her Option for a period of one year (or such other lesser period as the Board or the Committee may specify at the time of grant) from the date of such termination or until the expiration of the stated term of the Option, whichever period if shorter. Similarly, should a Holder die while in the employment of the Company or a subsidiary, the Option will be fully vested on the date of death and his or her legal representative or legatee under his or her will may exercise the decedent Holder's Option for a period of one year from death (or such other greater or lesser period as the Board or the Committee specifies at the time of grant) or until the expiration of the stated term of the Option, whichever is shorter. Further, if the Holder's employment is terminated without cause or due to normal retirement (upon attaining the age of 65), then the portion of any Option that has vested by the date of such retirement or termination may be exercised for the lesser of three months after retirement or the balance of the Option's term.

         Stock Appreciation Rights

         The Board or the Committee may grant Stock Appreciation Rights ("SARs" or singularly "SAR") in conjunction with all or part of any Option granted under the 1996 Equity Plan or may grant SARs on a free-standing basis. In conjunction with Non-qualified Options, SARs may be granted either at or after the time of the grant of such Non-qualified Options. In conjunction with Incentive Options, SARs may be granted only at the time of the grant of such Incentive Options. An SAR entitles the Holder thereof to receive an amount (payable in cash and/or the Common Stock, as determined by the Board or the Board or the Committee) equal to the excess fair market value of one share of Common Stock over the SAR price or the exercise price of the related Option, multiplied by the number of shares subject to the SAR.

         Restricted Stock Awards

         The Board or the Committee may award shares of Restricted Stock either alone or in addition to other Awards granted under the 1996 Equity Plan. The Board or the Committee shall determine the restricted period during which the shares of stock may be forfeited if, for example, the Holder's employment with the Company is terminated. In order to enforce the forfeiture provisions, the 1996 Equity Plan requires that all shares of Restricted Stock awarded to the Holder remain in the physical custody of the Company until the restrictions on such shares have terminated.

         Deferred Stock

         The Board or the Committee may award shares of Deferred Stock either alone or in addition to other Awards granted under the 1996 Equity Plan. The Board or the Committee shall determine the deferral period during which time the receipt of the stock is deferred. The Award may specify, for example, that the Holder must remain employed by the Company during the entire deferral period in order to be issued the stock.

         Stock Reload Options

         A Stock Reload Option permits a Holder who exercises an Option by delivering already owned stock (i.e., the stock-for-stock method) to receive back from the Company a new Option (at the current market price) for the same number of shares delivered to exercise the Option, which new Option may not be exercised until one year after it was granted and expires on the date the original Option would have expired (had it not been previously exercised). The Board or the Committee may grant Stock Reload Options in conjunction with any Option granted under the 1996 Equity Plan. In conjunction with Incentive Options, Stock Reload Options may be granted only at the time of the grant of such Incentive Option. In conjunction with Non-qualified Options, Stock Reload Options may be granted either at or after the time of the grant of such Non-qualified Options.

         Other Stock-Based Awards

         The Board or the Committee may grant performance shares and shares of stock valued with reference to the performance of the Company, either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. Subject to the terms of the 1996 Equity Plan, the Board or the Committee has complete discretion to determine the terms and conditions applicable to any such stock-based awards. Such terms and conditions may require, among other things, continued employment and/or the attainment of specified performance objectives.

         Withholding Taxes

         Upon the exercise of any Award granted under the 1996 Equity Plan, the Holder may be required to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for the Common Stock. Subject to certain stringent limitations under the 1996 Equity Plan and at the discretion of the Company, the Holder may satisfy these requirements by electing to have the Company withhold a portion of the shares to be received upon the exercise of the Award having a value equal to the amount of the withholding tax due under applicable federal, state and local laws.

         Agreements

         Options, Restricted Stock, Deferred Stock, and SARs and other stock-based awards granted under the 1996 Equity Plan will be evidenced by agreements consistent with the 1996 Equity Plan in such form as the Board or the Committee may prescribe. Neither the 1996 Equity Plan nor agreements thereunder confer any right to continued employment upon any Holder.

Acceleration of Award Vesting

         Under the 1996 Equity Plan if (i) any person or entity other than the Company and/or any officer, director or principal stockholder (i.e., a holder (beneficially or of record) of more than ten percent of the Company's voting stock) of the Company as of the effective date of the 1996 Equity Plan acquire securities of the Company (in one or more transactions) having 25% or more of the total voting power of all the Company's securities then outstanding and (ii) the Board does not authorize or otherwise approve such acquisition, then, the vesting periods of any and all Options and other awards granted and outstanding under the 1996 Equity Plan shall be accelerated and all such Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Stock subject to such Options and awards on the terms set forth in the 1996 Equity Plan and the respective agreements respecting such Options and awards.

Term and Termination of the 1996 Equity Plan

         The 1996 Equity Plan was effective as of May 17, 1996 ("Effective Date"), subject to the approval of the 1996 Equity Plan by the stockholders of the Company within one year after the Effective Date. Any Awards granted under the 1996 Equity Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, the approval of the 1996 Equity Plan by the Company's stockholders. If the 1996 Equity Plan is not so approved, all Awards granted thereunder shall be of no effect and any of the shares of Common Stock received by a Holder shall be deemed forfeited and returned to the Company by the Holder. Unless terminated by the Board, the 1996 Equity Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the 1996 Equity Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Options may only be made during the ten-year period following the Effective Date.

Amendments to the Plan

         The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the 1996 Equity Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder of any Award theretofore granted, without his or her consent.

Federal Income Tax Consequences

         The following discussion of the federal income tax consequences of participation in the 1996 Equity Plan is only a summary of the general rules applicable to the grant and exercise of stock options and does not purport to give specific details on every variable and does not cover, among other things, state, local and foreign tax treatment of participation in the 1996 Equity Plan. The information is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Options

         The Holder will recognize no taxable income and the Company will not qualify for any deduction upon the grant or exercise of an Incentive Option. Upon a disposition of the shares underlying the Option after the later of two years from the date of grant or one year after the issuance of the shares to the Holder, the Holder will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment in computing the alternative minimum tax for a Holder's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the Holder. If the Common Stock acquired upon the exercise of an Incentive Option are disposed of before expiration of the necessary holding period of two years from the date of the grant of the Option and one year after the exercise of the Option, (i) the Holder will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The Holder will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the Holder held the shares, and the Company will not qualify for a deduction with respect to such excess. In the case of a disposition of shares in the same taxable year as the exercise of the Option, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

Non-qualified Options

         With respect to Non-qualified Options (i) upon grant of the Option, the Holder will recognize no income; (ii) upon exercise of the Option (if the Common Stock are not subject to a substantial risk of forfeiture), the Holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the Holder. On a disposition of the shares, the Holder will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the Holder held the shares.

         If the shares acquired upon exercise of a Non-qualified Option are subject to a substantial risk of forfeiture, the Holder will recognize income at the time when the substantial risk of forfeiture is removed and the Company will qualify for a corresponding deduction at such time.

Stock Appreciation Rights

         A Holder who receives an SAR will recognize no income on the grant of such SAR but he or she will recognize ordinary compensation income equal to the cash received, and the Company will qualify for a deduction of equal amount subject to the reasonableness of compensation limitation.

                                  PROPOSAL 3:
          TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION


General

         The Company is currently authorized by its Certificate of Incorporation to issue 10,000,000 shares of Common Stock. As of the Record Date, 6,253,277 shares of Common Stock were outstanding and the Company was obligated to reserve 5,659,382 shares of Common Stock for issuance upon exercise of outstanding options and warrants. Although the number of shares so issued and reserved for issuance exceeds the 10,000,000 shares which are authorized, holders of outstanding options and warrants to acquire 1,394,058 shares of Common Stock have agreed not to exercise their options and warrants until after the Certificate of Incorporation is amended to increase the number of authorized shares of Common Stock. As further discussed herein, the Board believes that the current number of authorized shares of Common Stock is inadequate. Accordingly, the Board proposes to amend the Certificate of Incorporation to increase the authorized number of shares of Common Stock by an additional 25,000,000 shares of Common Stock to 35,000,000 shares of Common Stock.

         The Board has unanimously approved the proposal to amend the Certificate of Incorporation. As of the Record Date, the Company's directors and officers owned of record 1,103,377 shares of Common Stock, representing approximately 17.6% of the shares of Common Stock entitled to vote at the Annual Meeting. See "Voting Securities". The Company's directors and officers have advised the Company that they will vote their shares of Common Stock in favor of the proposal.

Reason for the Proposal

         The Company currently has issued and outstanding 6,253,277 shares of Common Stock and has issued and outstanding options and warrants to issue 5,659,392 shares of Common Stock. Of the options and warrants, that are outstanding, the Company is obligated to issue 3,857,882 shares pursuant to the Warrants and Purchase Options sold to investors in the private placement consummated April 3, 1996 and to GKN Securities Corp., respectively. Of the options and warrants that are outstanding, an aggregate of 1,134,795 shares of Common Stock is reserved for issuance to officers and directors of the Company and its wholly owned subsidiary, CCT as follows: (A) 176,771 shares of Common Stock are reserved for issuance to S. Steven Carl, Chief Executive Officer and a director of the Company; (B) 206,183 shares of Common Stock are reserved for issuance to Shelby A. Carl, Chairman Emeritus and a director of the Company; (C) 400,000 shares of Common Stock are reserved for issuance to Gary S. Glatter, President and Chief Operating Officer, Chief Financial Officer, Treasurer and a director of the Company; (D) 130,083 shares Common Stock are reserved for issuance to Jerome H. Ludwig, Executive Vice President, Secretary and a director of the Company; and (E) 30,000 shares of Common Stock are reserved for issuance to Gilbert C. Crowell, Jr., President and Chief Operating Officer of CCT. Each of the above listed officers and directors of the Company and CCT and the holders of options and warrants to acquire an aggregate of 1,394,058 shares of Common Stock ("Delayed Options"), have agreed not to exercise their respective options and warrants until such time as the Company has increased the number of authorized shares of Common Stock to not less than 25,000,000.

         Based on the number of shares outstanding as of the Record Date and the need to reserve shares of Common Stock for issuance upon exercise of the Warrants, the Purchase Options and the other options and warrants that are issued and outstanding, there is not currently an adequate number of authorized shares of Common Stock under the Certificate of Incorporation.

         The Board believes approval of the amendment to the Certificate of Incorporation is in the best interest of the Company and its stockholders because the authorization of additional shares will enable the Company to meet its obligations under outstanding options and warrants (including the Delayed Options) and options and warrants it may issue in the future, and give the Board flexibility in the future to authorize the issuance of shares for financing the Company's business, acquiring other businesses and forming strategic partnerships and alliances. In addition, the increased number of authorized shares of Common Stock may be used for stock dividends, stock splits, director and employee stock option plans (including the 1996 Equity Plan for which stockholder approval is being sought at the Annual Meeting) and other employee benefit plans.

         In considering the recommendation of the Board, stockholders of the Company should be aware that members of the Board and officers of the Company and CCT have a conflict of interest arising from the fact that the Delayed Options and Warrants held by them, affording them the right to purchase an aggregate of 1,169,207 shares of Common Stock, will not be exercisable until the amendment to the Certificate of Incorporation is approved and filed.

          Approval of the proposal will permit the Board to issue additional shares of Common Stock without further approval and upon such terms and at such times as it may determine unless stockholder approval is required by applicable law, the Certificate of Incorporation or stock market or exchange requirements. Although the Company may from time to time review various transactions that could result in the issuance of Common Stock, the Board has no present plans to issue additional shares, except as may be required in connection with the exercise of existing outstanding warrants and options, and options which may be issued under the Company's 1993 Plan or the 1996 Equity Plan. Holders of the Company's Common Stock have no preemptive rights to subscribe for additional Common Stock that may be issued in the future.

         The additional flexibility described above that would be afforded to the Board by the ability to issue additional shares of Common Stock could be used to discourage an unsolicited takeover proposal which the Board believes is not in the best interest of the stockholders. For example, shares of Common Stock could be privately placed with purchasers who would be likely to support the Board in opposing a hostile takeover bid. Although the Board is required to make any determination to issue securities based on its judgment as to the best interests of the stockholders of the Company, the Board could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders nevertheless might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of their stock. In addition, the issuance of such shares might make it more difficult or discourage attempts to remove incumbent management. Moreover, the issuance of such shares might have a dilutive effect on earnings per share and on the voting rights of the existing stockholders. The Board does not at present intend to seek stockholder approval prior to any issuance of authorized capital stock, unless otherwise required by law, the Certificate of Incorporation or the requirements of any applicable stock market or exchange.

         If the proposal to amend the Certificate of Incorporation is approved, the fourth article of the Certificate of Incorporation of Incorporation will be amended as set forth in Annex B to this Proxy Statement.

                       THE BOARD UNANIMOUSLY RECOMMENDS A
                VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO AMEND
                   THE COMPANY'S CERTIFICATE OF INCORPORATION

                             INDEPENDENT ACCOUNTANTS

         The Company has selected BDO Seidman, LLP, Chicago, Illinois, as its independent accountants for the year ending December 31, 1996. A representative of BDO Seidman, LLP is expected to be present at the meeting with an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions from stockholders.


                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's Common Stock.


                           1997 STOCKHOLDER PROPOSALS

         In order for stockholder proposals for the 1997 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Phoenix, Arizona, by March 7, 1997.


                                  OTHER MATTERS

         The Board knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                          By Order of the Board of Directors



                                          Dr. Jerome H. Ludwig
                                          Secretary
Phoenix, Arizona
June 4, 1996

                                                                        ANNEX A

                                 Approved by Board of Directors on May 17, 1996 Approved by Stockholders on ___________, 1996


                         H.E.R.C. PRODUCTS INCORPORATED

                          1996 Performance Equity Plan



Section 1.                 Purpose; Definitions.

         1.1 Purpose. The purpose of the H.E.R.C. Products Incorporated (the "Company") 1996 Performance Equity Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

         1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

                  (b)      "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

                  (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

                  (e) "Common Stock" means the Common Stock of the Company, par value $.01 per share.

                  (f) "Company" means H.E.R.C. Products Incorporated, a corporation organized under the laws of the State of Delaware.

                  (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 9, below, at the end of a specified deferral period.

                  (h) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

                  (i) "Effective Date" means the date set forth in Section 13.1, below.

                  (j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause
(i) or (ii) above, such price as the Committee shall determine, in good faith.

                  (k) "Holder" means a person who has received an award under the Plan.

                  (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

                  (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

                  (o) "Other Stock-Based Award" means an award under Section 10, below, that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

                  (p) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

                  (q) "Plan" means the H.E.R.C. Products Incorporated 1996 Performance Equity Plan, as hereinafter amended from time to time.

                  (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 8, below, that is subject to restrictions under said
Section 8.

                  (s) "SAR Value" means the excess of the Fair Market Value (on the exercise date) of the number of shares for which the Stock Appreciation Right is exercised over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option and purchase the relevant shares.

                  (t) "Stock" means the Common Stock of the Company, par value $.01 per share.

                  (u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the exercise price of the Stock Option.

                  (v) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

                  (w)  "Stock  Reload  Option"  means any option  granted  under
Section 6.3, below, as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

                  (x) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.


Section 2.                 Administration.

     2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board.

         2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                  (a) to select the officers, key employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

                  (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

                  (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

                  (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

                  (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

                  (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

                  (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

         2.3      Interpretation of Plan.

                  (a) Committee Authority. Subject to Sections 4.2 (iv) and 12, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 12, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

                  (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.


Section 3.                 Stock Subject to Plan.

         3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 1,000,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

         3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Reload Stock Options and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.

Section 4.                 Eligibility.

         4.1 General. Awards may be made or granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

         4.2 Directors' Awards. Notwithstanding anything contained herein to the contrary:

     (i) The only awards to be granted to a director of the Company hereunder (even if such person also acts in other capacities for the Company in addition to being a director) shall be Stock Options with the terms set forth below and in Section 6, below. If there is an inconsistency between the provisions of Sections 4 and 6, the provisions of Section 4 shall control;

     (ii) On March 31 of each year (or the next business day thereafter if March 31 is a Saturday, Sunday or legal holiday) during the term of the Plan, assuming there are enough shares then available for grant hereunder, each person who is then a director of the Company shall be awarded a Stock Option to purchase 10,000 shares of the Company's Common Stock (to be adjusted in accordance with Section 3.2, above) at the Fair Market Value thereof, all of which options shall be immediately exercisable as of the date of grant and have a term of ten years;

     (iii) Any person who shall become a director of the Company within the six month period following any March 31 shall be awarded, on the date he becomes a director, a stock option to purchase 10,000 shares of Common Stock at the Fair Market Value thereof on the date of grant, which option shall be immediately exercisable as of the date of the award and have a term of ten years; and

     (iv) This Section 4.2 shall not be amended more than once every six months, other than to comport with any changes in the Code or the Employment Retirement Income Security Act, or the rules and regulations promulgated under either of those statutes.


Section 5.                 Required Six-Month Holding Period.

         A period of not less than six months must elapse from the date of grant of an award under the Plan, (i) before any disposition by a Holder of a derivative security (as defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended) issued under this Plan or (ii) before any disposition by a Holder of any Stock purchased or granted pursuant to an award under this Plan.


Section 6.                 Stock Options.

         6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option. An Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     6.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                  (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value of the Stock.

     (b) Option Term. Subject to the limitations in Section 6.1, above, the term of each Stock Option shall be fixed by the Committee.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 11, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

                  (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

                  (e) Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

                  (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (h) Other Termination. Subject to the provisions of Section 14.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

                  (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options become exercisable by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

                  (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

     (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

     6.3 Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.


Section 7.                 Stock Appreciation Rights.

         7.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

     7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

                  (a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

     (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

                  (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of Option Shares equal to the SAR Value divided by the exercise price of the Option.

                  (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.


Section 8.                 Restricted Stock.

         8.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

     8.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                  (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                  (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 11, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.


Section 9.                 Deferred Stock.

         9.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

     9.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

                  (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Stock. The shares of Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Stock to the Holder.

                  (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

                  (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).


Section 10.                Other Stock-Based Awards.

         10.1 Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

         10.2 Eligibility for Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such other stock-based awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

         10.3 Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee and to Section 11, below.


Section 11.                Accelerated Vesting and Exercisability.

         If (i) any person or entity other than the Company and/or any officer, director or principal stockholder (i.e., a holder (beneficially or of record) of more than ten percent of the Company's voting stock) of the Company as of the Effective Date acquire securities of the Company (in one or more transactions) having 25% or more of the total voting power of all the Company's securities then outstanding and (ii) the Board of Directors of the Company does not authorize or otherwise approve such acquisition, then, the vesting periods of any and all Options and other awards granted and outstanding under the Plan shall be accelerated and all such Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Stock subject to such Options and awards on the terms set forth in this Plan and the respective agreements respecting such Options and awards.


Section 12.                Amendment and Termination.

         Subject to Section 4.2 (iv) hereof, the Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.


Section 13.                Term of Plan.

         13.1 Effective Date. The Plan shall be effective as of May 17, 1996 ("Effective Date"), subject to the approval of the Plan by the Company's stockholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

         13.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.


Section 14.                General Provisions.

         14.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

         14.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

         14.3     Employees.

                  (a) Engaging in Competition With the Company. In the event a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within eighteen months after the date thereof such Holder accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                  (b) Termination for Cause. The Committee may, in the event a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                  (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

         14.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

         14.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         14.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

     14.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

         14.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         14.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

         14.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

         14.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement (with respect to Incentive Stock Options) conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said
Section 422 of the Code. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provision of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

         14.12 Non-Registered Stock. The shares of Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.

                                                                        ANNEX B
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         H.E.R.C. PRODUCTS INCORPORATED


     Pursuant to the General Corporation Law of the State of Delaware ("GCL"), it is hereby certified that:

                  1. The present name of the corporation (hereinafter called the "corporation") is H.E.R.C. Products Incorporated, which is the name under which the corporation was incorporated. The date of filing the original certificate of incorporation of the corporation with the Secretary of State of the State of Delaware was February 8, 1994.

     2. The certificate of incorporation of the corporation is hereby amended by deleting paragraph a. of Article Fourth and in its stead substituting the following:

                           "Fourth a. The total  number of shares of stock which
                  the corporation shall have authority to issue is 35,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, par value $.01 per share.

     3. Except as otherwise amended hereby, the provisions of the certificate of incorporation of the corporation are in full force and effect.

                  4. The amendment to the certificate of incorporation herein certified has been duly adopted by the directors and stockholders of the corporation by the vote prescribed by Section 242 of the GCL and shall become effective on the date of the filing of this certificate.


Signed on                 , 1996        ---------------------------------------
                                        S. Steven Carl, Chief Executive Officer

ATTEST:



Jerome H. Ludwig, Secretary


STATE OF ARIZONA      )
                      )ss:
COUNTY OF MARICOPA    )


                  BE IT REMEMBERED that, on ______________, 1996, before me, a Notary Public duly authorized by law to take acknowledgment of deeds, personally came S. Steven Carl, Chief Executive Officer, and Jerome H. Ludwig, Secretary of H.E.R.C. Products Incorporated, who duly signed the foregoing instrument before me and acknowledged that such signing is their act and deed, that such instrument as executed is the act and deed of said corporation, and that the facts stated herein are true.

                  Given under my hand on                , 1996.



                                           -----------------------------------
                                                      Notary Public

                     H.E.R.C. PRODUCTS INCORPORATED - PROXY
                       Solicited By The Board Of Directors
               for the Annual Meeting To Be Held on July 11, 1996


         The undersigned Stockholder(s) of H.E.R.C. Products Incorporated, a Delaware corporation ("Company"), hereby appoints S. Steven Carl and Gary S. Glatter, or either of them, with full power of
 P
         substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to
 R be held on July 11, 1996 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.

  O      1. Election of the following Directors:

      FOR all nominees listed below except     WITHHOLD AUTHORITY to vote
  X   as marked to the contrary below  |_|     for all nominees listed below |_|

           S. Steven Carl, Shelby A. Carl, Gary S. Glatter, Jerome H. Ludwig
  Y
      INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.


         2.       Adoption of the 1996 Performance Equity Plan:

                  |_|  FOR           |_|  AGAINST           |_|  ABSTAIN

         3. To amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 35,000,000:

                  |_|  FOR           |_|  AGAINST           |_|  ABSTAIN

         4. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

                  |_|      I plan on attending the Annual Meeting.


                                       Date _____________________________, 1996


                                       ----------------------------------------
                                       Signature


                                       ----------------------------------
                                       Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.